EXHIBIT 10.10

EXECUTION VERSION

AMENDMENT NUMBER ONE TO THE SERVICING AGREEMENT

This AMENDMENT NUMBER ONE TO THE SERVICING AGREEMENT, dated as of November 18, 2004 (this “Amendment”), is made by and among Interpool, Inc. (“Interpool”), as Servicer, Trac Lease, Inc. (“TLI”), as Subservicer, Interpool Chassis Funding, LLC (“ICF”), Intermodal Chassis Issuance, LLC (“ICI”), JPMorgan Chase Bank, a New York banking corporation, as ICF Indenture Trustee and ICI Indenture Trustee (the “Indenture Trustee”), and MBIA Insurance Corporation, a New York stock insurance company, as ICF Global Requisite Majority (“MBIA”).

WITNESSETH:

WHEREAS, the Servicer, TLI, the ICF Indenture Trustee, each Lessor Indenture Trustee made a party thereto from time to time, the ICI Indenture Trustee, ICF, each Lessor made a party thereto from time to time and ICI entered into the Third Amended and Restated Servicing Agreement, dated as of June 1, 2000 (as amended and restated as of March 1, 2002, second amended and restated as of September 1, 2002, third amended and restated as of September 30, 2002 and as amended, supplemented or otherwise modified from time to time, the “Servicing Agreement”);

WHEREAS, in accordance with Section 9.18 of the Servicing Agreement, the Servicing Agreement may be amended by the parties thereto and the ICF Global Requisite Majority; and

WHEREAS, as provided herein, the parties hereto have agreed to amend certain sections of the Servicing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the Servicing Agreement.

2. Amendments to the ICF Indenture and the ICI Indenture.

(a) Section 7.01(k) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“the Tangible Net Worth of Interpool (measured as of the end of each fiscal quarter and on the basis of the financial statements delivered pursuant to Section 6.04(a) and (b) hereof) is less than (i) the sum of (x) $375,000,000 and (y) the product of fifty percent (50%) and the net cumulative positive after tax income of Interpool as reported in Interpool’s financial statements for each of the financial quarters succeeding October 1, 2004; or”; and

(b) Section 7.01(t) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“two or more of Martin Tuchman, James F. Walsh, Richard W. Gross and Arthur Burns (together with each other replacement or substitute key manager approved in writing by the ICF Global Requisite majority (consent not to be unreasonably withheld), the “Key Managers”) resigns, are removed or otherwise no longer serve in their respective offices as Key Managers of the Servicer, and such situation remains uncured for ninety (90) days; or.”

2. Entire Agreement. The parties hereto hereby agree that the amendments and waivers set forth in this Amendment shall be incorporated into the Relevant Documents executed on the Closing Date. This Amendment constitutes the entire agreement concerning the subject matter hereof and supercede any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

3. Effectiveness of Relevant Documents. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Relevant Documents shall remain in full force and effect and are hereby ratified. This Amendment is effective only for the specific purpose for which it is given and shall not be deemed a consent, waiver, amendment or other modification of any other term or condition set forth in the Relevant Documents. MBIA hereby acknowledges that, after giving effect to this Amendment, the Policy (as defined in the Restated Series 2003-1 Supplement to the ICI Indenture, restated as of February 1, 2003, by and among ICI, Interpool, the Administrative Agent and the ICI Indenture Trustee), the Warehouse Policy (as defined in the Series 2003-CP Supplement to the ICI Indenture, dated as of May 1, 2003, by and among ICI, Interpool, the VFCC Deal Agent, the Administrative Agent and the ICI Indenture Trustee), the Lease Policies (as defined in the Participation Agreements) and the ILFT Policies (as defined in the Participation Agreements) as issued on September 30, 2002, remain in full force and effect.

4. Condition Precedent to Amendment. As a condition precedent to the effectiveness of this Amendment, (i) each of the parties hereto shall have executed this Amendment and (ii) MBIA shall have received the executed amended and restated premium letters in connection with the Relevant Documents in form and substance satisfactory to MBIA.

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5. Representations, Warranties and Confirmations. Each party hereby represents and warrants that (i) it has the power and is duly authorized to execute and deliver this Amendment, (ii) this Amendment has been duly authorized, executed and delivered and will constitute the legal and binding obligation of it enforceable against it in accordance with its terms and (iii) it is and will continue to be duly authorized to perform its obligations under this Amendment, (iv) the execution, delivery and performance by it of this Amendment does not and will not require any consent or approval, which has not already been obtained, from any Governmental Authority, equity owner or any other Person, and (v) the execution, delivery and performance by it of this Amendment shall not result in the breach of, or constitute a default under, any material agreement or instrument to which it is a party.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (EXCEPT SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

7. Severability. Any provision of this Amendment or any of the Relevant Documents, as waived by this Amendment, which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of such provisions in any other jurisdiction.

8. Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

9. Headings. The headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any other provision of this Amendment.

10. Direction. MBIA, as ICF Global Requisite Majority, by its execution and delivery of this Amendment authorizes and directs the ICF Indenture Trustee to execute and deliver this Amendment.

11. Novation. This Amendment does not constitute a novation or termination of the ICF Indenture, the ICI Indenture or any Relevant Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

12. Counterparts. This Amendment may be signed in any number of counterparts which, taken together, shall constitute a full and original agreement for all purposes.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

INTERPOOL, INC.
By:	/s/ James F. Walsh
Name:	James F. Walsh
Title:	Exec VP & CFO

TRAC LEASE, INC.
By:	/s/ James F. Walsh
Name:	James F. Walsh
Title:	CFO & Director

INTERPOOL CHASSIS FUNDING, LLC

By:	Interpool, Inc., its Managing Member
By:	/s/ James F. Walsh
Name:	James F. Walsh
Title:	Exec VP

INTERMODAL CHASSIS ISSUANCE, LLC

By:	GSS Holdings (ICI), Inc., its Managing Member
By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

JPMORGAN CHASE BANK, not in its individual capacity except as expressly provided herein but solely as ICF Indenture Trustee
By:	/s/ Esther Antoine
Name:	Esther Antoine
Title:	Trust Officer

MBIA INSURANCE CORPORATION, as ICF Global Requisite Majority
By:	/s/ Andrew P. Laterza
Name:	Andrew P. Laterza
Title:	Vice President